UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2006

ENTRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-24733	62-1670648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hanover Park, Suite 800 16633 Dallas Parkway Addison, Texas	75001
(Address of Principal Executive Office)	(Zip Code)

972-713-5800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Entrust, Inc. (“Entrust”) hereby amends its Current Report on Form 8-K filed on July 20, 2006, in order to file the financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K in connection with Entrust’s acquisition of Business Signatures Corporation (“Business Signatures”). Only those items amended are reported herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired

The financial statements of Business Signatures required by this item are included as Exhibit 99.2 and Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information

The pro forma financial information required by this item is included as Exhibit 99.4 to this Current Report on Form 8-K/A and incorporated herein by reference.

(c) Exhibits

Exhibit No.	Description

99.1	Consent of Grant Thornton LLP

99.2	Audited balance sheet of Business Signatures Corporation (“Business Signatures”), as of December 31, 2005, 2004 and 2003, and related statements of operations, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2005, 2004 and 2003.

99.3	Unaudited balance sheet of Business Signatures Corporate (“Business Signatures”), as of June 30, 2006 and 2005, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years ended June 30, 2006 and 2005.

99.4	Pro-forma financial information (Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the Six Months Ended June 30, 2006 and for the Year Ended December 31, 2005).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRUST, INC.

Date: September 29, 2006	By:	/s/ David J. Wagner
David J. Wagner
Senior Vice President, Finance and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Consent of Grant Thornton LLP

99.2	Audited Balance sheet of Business Signatures Corporation (“Business Signatures”), as of December 31, 2005, 2004 and 2003, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2005, 2004 and 2003.

99.3	Unaudited balance sheet of Business Signatures Corporate (“Business Signatures”), as of June 30, 2006 and 2005, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years ended June 30, 2006 and 2005.

99.4	Pro-forma financial information (Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the Six Months Ended June 30, 2006 and for the Year Ended December 31, 2005).